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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 13, 2000


                        CHICAGO MERCANTILE EXCHANGE INC.
             (Exact name of registrant as specified in its charter)


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
          DELAWARE                        333-95561                  36-4340266
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification
 incorporation)                                                     Number)
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         30 South Wacker Drive
           Chicago, Illinois                         60606
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  (312) 930-1000


                                 Not Applicable
         (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On November 13, 2000, Chicago Mercantile Exchange, an Illinois not-for-profit corporation ("Illinois CME"), CME Transitory Co., a Delaware nonstock corporation ("CME Transitory"), and Chicago Mercantile Exchange Inc., a Delaware corporation ("Delaware CME"), completed the transactions described below (the "Demutualization Transactions").

     The Demutualization Transactions involved several transactions. In the first step, Illinois CME merged with and into CME Transitory pursuant to the provisions of an Agreement and Plan of Merger dated as of April 1, 2000 between Illinois CME and CME Transitory. CME Illinois had four divisions of membership interests: Chicago Mercantile Exchange ("CME"), International Monetary Market ("IMM"), Index and Option Market ("IOM"), and Growth and Emerging Markets ("GEM"). These membership interests were converted into equivalent CME, IMM, IOM and GEM membership interests, respectively, of CME Transitory in the merger.

     In the second step, CME Transitory merged with and into Delaware CME pursuant to the provisions of an Agreement and Plan of Merger dated as of April 1, 2000 between CME Transitory and Delaware CME. The CME, IMM, IOM and GEM membership interests of CME Transitory were converted into shares of CME Class common stock, IMM Class common stock, IOM Class common stock and GEM Class common stock, respectively, of Delaware CME in the merger. Fractional GEM membership interests were converted into shares of Fractional GEM Class common stock of Delaware CME.

     In the third step, the outstanding equity interests of Delaware CME were recapitalized pursuant to a Plan of Recapitalization dated as of April 1, 2000. Under that Plan of Recapitalization, the following conversions occurred:

     . Each share of CME Class common stock was converted into 16,200 shares of Class A common stock and one share of Class B common stock, Series B-1 of Delaware CME
     . Each share of IMM Class common stock was converted into 10,800 shares of Class A common stock and one share of Class B common stock, Series B-2 of Delaware CME
     . Each share of IOM Class common stock was converted into 5,400 shares of Class A common stock and one share of Class B common stock, Series B-3 of Delaware CME
     . Each share of GEM Class common stock was converted into one share of Class B common stock, Series B-4 of Delaware CME
     . Each share of Fractional GEM Class common stock was converted into one share of Class B common stock, Series B-5 of Delaware CME

     Delaware CME also purchased all of the assets and liabilities of P-M-T Limited Partnership, an Illinois limited partnership ("PMT"), for a purchase price equal to the fair
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market value of those net assets. The fair market value of those net assets is currently being determined by appraisal. When the appraisal is completed, which is expected within thirty days, the amount so determined will be paid, together with interest calculated at the prime rate of interest announced from time to time by Bank One, N.A. plus one percent, in cash by Delaware CME to PMT.

     As a result of the Demutualization Transactions, Delaware CME succeeded to the assets, liabilities and business of Illinois CME and PMT. In addition, Delaware CME issued 25,855,200 shares of its Class A common stock, 625 shares of its Class B common stock, Series B-1, 813 shares of its Class B common stock, Series B-2, 1,287 shares of its Class B common stock, Series B-3, 297 shares of its Class B common stock, Series B-4, 1,700 shares of its Class B common stock, Series B-5.

     Copies of Delaware CME's Amended and Restated Certificate of Incorporation and By-laws, each as presently in effect, are filed as exhibits to this Current Report on Form 8-K.

ITEM 5. OTHER EVENTS

     On November 14, 2000, Delaware CME issued a press release regarding Illinois CME's results of operations for the nine months ended September 30, 2000, as compared to the same period in 1999. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial statements of businesses acquired:

     Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(a) will be filed by amendment within 60 days of the date of this filing.

     (b)  Pro forma financial information

     Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(b) will be filed by amendment within 60 days of the date of this filing.


     (c)    Exhibits

     The following exhibits are filed with this Form 8-K:

Exhibit No.        Exhibit Description
------------     --------------------------------------------------------------
3.1                Amended and Restated Certificate of Incorporation of Chicago
                   Mercantile Exchange Inc.

3.2                By-laws of Chicago Mercantile Exchange Inc.

99.1               Press Release dated November 14, 2000
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 21, 2000      CHICAGO MERCANTILE EXCHANGE INC.



                              By:  /s/Nancy Goble
                                  ------------------------
                                   Nancy Goble
                                   Controller
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                                 EXHIBIT INDEX




Exhibit No.       Exhibit Description
------------     ---------------------------------------------------------------
 3.1              Amended and Restated Certificate of Incorporation of Chicago
                  Mercantile Exchange Inc.

 3.2              By-laws of Chicago Mercantile Exchange Inc.

99.1              Press Release dated November 14, 2000